OTHER BORROWINGS	12 Months Ended
Dec. 31, 2011
OTHER BORROWINGS
OTHER BORROWINGS

NOTE 7 — OTHER BORROWINGS

The Bancorp’s primary source of other borrowings include securities sold under agreement to repurchase, federal funds purchased from correspondent banks, and discount window borrowings from the Federal Reserve Bank of San Francisco.  The following table details Bancorp’s other borrowings as of December 31:

(dollars in thousands)	2011	2010
Balance outstanding at end of year	$31,334	$34,118
Weighted average interest rate at year end	0.68%	0.85%
Maximum month-end balance during the year	$38,516	$45,731
Average monthly balance during the year	$34,338	$38,516
Weighted average interest rate during the year	0.78%	0.88%
Carrying value of collateral for repurchase agreements	$45,030	$45,476
Range of interest rates	0.25% - 2.00%	0.40% - 2.00%

Bancorp offers repurchase agreements to its customers.  The agreements are fully collateralized by certain securities of the U.S. Government and its agencies and other approved investments including FHLB, FNMA, FFCB and FHLMC securities under agreements to repurchase. The securities underlying the agreements are held by a safekeeping agent. Securities sold under agreements to repurchase were $31.3 million and $34.1 million as of December 31, 2011 and December 31, 2010, respectively.  All securities sold under agreements as of December 31, 2011 are scheduled to mature during 2012.

Bancorp has the capacity to borrow funds from the Federal Reserve Bank. As of December 31, 2011, Bancorp held investment securities at the Federal Reserve with a market value of $57.5 million as collateral for discount window borrowings.  Bancorp also has federal funds credit lines at other financial institutions which are subject to the financial institution’s availability of funds and Bancorp’s financial position.  There were no outstanding borrowings under these lines as of December 31, 2011 and 2010.